UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2012

SILVER BULL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-33125	91-1766677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

925 West Georgia Street, Suite 1908 Vancouver, B.C. V6C 3L2
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  604-687-5800

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

Mineralized Material Report

    On July 6, 2012, Silver Bull Resources, Inc. (the “Company”) announced the results of a technical report (the “Report”) prepared by SRK Consulting (Canada) Inc. (“SRK”) on the silver mineralization in the “Shallow Silver Zone” of the Sierra Mojada Project in Coahuila, Mexico in accordance with the Canadian Securities Administrators’ National Instrument 43-101 — Standards of Disclosure for Mineral Projects (“NI 43-101”).  At an economic cutoff grade of 15 grams/tonne of silver for mineralized material possibly accessible by open pit mining, the Report indicates mineralized material of 48.8 million tonnes at an average silver grade of 46 grams/tonne.

    A copy of SRK’s consent to disclose the results of the Report is filed as Exhibit 99.1 to this report, and is incorporated by reference into the Company’s registration statements on Form S-3 (333-180143), Form S-3 (333-174816), Form S-3 (333-172789), Form S-3 (333-172868), Form S-8 (333-180142) and Form S-8 (333-171723), including any prospectuses or amendments or supplements thereto.

    “Mineralized material” as used in this current report, although permissible under SEC’s Guide 7, does not indicate “reserves” by SEC standards. The Company cannot be certain that any part of the Sierra Mojada Project will ever be confirmed or converted into SEC Industry Guide 7 compliant “reserves.” Investors are cautioned not to assume that all or any part of the mineralized material will ever be confirmed or converted into reserves or that mineralized material can be economically or legally extracted.

Termination of the Ndjole-Mevang and Ogooue Joint Ventures in Gabon, Africa

    On August 3, 2012, the Company announced the termination of the Ndjole-Mevang Joint Venture Agreement and the Ogooue Joint Venture Agreement, respectively, with AngloGold Ashanti Holdings plc (“AngloGold”).  Dome Ventures Corporation, a wholly owned subsidiary of the Company (“Dome”), and AngloGold entered in the Ndjole-Mevang and Ogooue joint venture agreements in October 2009.

    A copy of the news release announcing these developments is attached hereto as Exhibit 99.2.

ITEM 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Consent of SRK Consulting (Canada) Inc. dated August 3, 2012.
99.2	News release issued on August 3, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2012

SILVER BULL RESOURCES, INC.

	By:	/s/ Sean Fallis
Sean Fallis
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Consent of SRK Consulting (Canada) Inc. dated August 3, 2012.

99.2	News release issued on August 3, 2012.